                                                                     Exhibit 3.3

                                  [QUEBEC LOGO]


                          CERTIFICATE OF INCORPORATION
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           9096-5807 QUEBEC INC.


                           has been incorporated on OCTOBER 19, 2000 under Part IA of the Companies Act, as indicated in the attached articles of incorporation.







FILED IN THE REGISTER ON OCTOBER 19, 2000
UNDER DESIGNATING NO. 1149646029

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E910I19Q20961OA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF INCORPORATION
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         9096-5807 QUEBEC INC.
-------------------------------------------------------------------------------------------------------------
2.  Judicial district of Quebec       3.  Precise or minimum and          4.  Date of coming into force if
where the Company has its head        maximum number of directors         prior to filing date
office                                Minimum: 3   Maximum: 15
MONTREAL                                                                  N/A
-------------------------------------------------------------------------------------------------------------
5.  Description of share capital
SEE APPENDED SCHEDULE A, WHICH IS AN INTEGRAL PART OF THIS FILING.


-------------------------------------------------------------------------------------------------------------
6. Restrictions on transfer of shares, if any
SEE APPENDED SCHEDULE B, WHICH IS AN INTEGRAL PART OF THIS FILING.


-------------------------------------------------------------------------------------------------------------
7.  Limits imposed on its activity, if any
         N/A


-------------------------------------------------------------------------------------------------------------
8   Other provisions
SEE APPENDED SCHEDULE C, WHICH IS AN INTEGRAL PART OF THIS FILLING.

-------------------------------------------------------------------------------------------------------------
9.  Incorporators

-------------------------------------------------------------------------------------------------------------
Last name, first name                 Address including postal code       Signature of each incorporator
                                      (if corporation, indicate head      (if corporation, signature of
                                      office and incorporating law)       authorized person)
-------------------------------------------------------------------------------------------------------------
GAULIN, GINETTE                       300 Viger East                      [signed]
                                      Montreal Quebec
                                      Canada H2X 3W4
-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.



----------------------------
For official use only:

Gouvernement du Quebec
        filed on
        October 19, 2000

Inspector General of
Financial Institutions
----------------------------

                                   SCHEDULE A

                                   RESPECTING

                                  SHARE CAPITAL

The share capital of the Company consists of an unlimited number of shares of ten (10) classes which have the following rights, privileges, conditions and restrictions:

CLASS A SHARES: The number of Class A shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class A shareholders equally with the Class B shareholders are entitled to:

          a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

          b) share in the residue of property upon the liquidation of the Company.

     2) RESTRICTION. In addition to the conditions imposed by section 123.70 of the Quebec COMPANIES ACT, the Company may not pay any dividend on the Class A shares or buy these shares by private agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D, E-1, E-2, E-3, and E-4 shares.

     3) RIGHT TO VOTE. The Class A shareholders have the right to vote at any meeting of shareholders of the Company, and each Class A share confers on them one (1) vote except at a meeting where the right to vote is limited to another Class of shareholders.

CLASS B SHARES: The number of Class B shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the Class B shareholders equally with the Class A shareholders are entitled to:

          a) participate in the property, profits and surplus assets of the Company, and for that purpose receive any dividend declared by the Company; and

          b) share in the residue of property upon the liquidation of the property.

     2) RESTRICTION. In addition to the conditions imposed by section 123.70 of the Quebec COMPANIES ACT, the Company may not pay any dividend on the Class B shares or buy these shares by mutual agreement if, by so doing, the liquidation value of the net assets of the Company does not suffice to redeem the Class D, E-1, E-2, E-3 and E-4 shares.

     3) RIGHT TO VOTE. The Class B shareholders have the right to vote at any meeting of shareholders of the Company, and each Class B share confers on them one (1) vote except at a meeting where the right to vote is limited to another Class of shareholders.

     4) RIGHT OF EXCHANGE. Subject to the combined approval of the directors of the Company and the shareholders holding the majority of the Class D shares outstanding, the Class B shareholders have the right to demand, with respect to some or all of the shares, and on request, the issuance of a Class D share in exchange for any Class B share in the following proportions: the conversion rate shall be one Class D share for each Class B share exchanged, the new Class D share being for an amount identical to the amount paid in to the appropriate subdivision of the issued and paid-up share capital account for the Class B share exchanged.

          If they wish to exercise their right of exchange, the Class B shareholders shall submit to the head office of the Company or the office of its transfer agent a written request indicating the number of Class B shares they wish to exchange. This notice shall be accompanied by the certificate for the Class B shares that are the object of the exchange and bear the signature of the persons registered in the book of the Company as holders of these Class B shares or the signature of their duly authorized agent. When they receive this notice and the certificate for the Class B shares that are the object of this exchange, the Company prepares a certificate that represents the Class D shares that it issues in consideration for the exchange and, in case of a partial exchange of the shares that the certificate surrendered to the Company represents, prepares at no charge a new certificate for the Class B shares that are not the object of the exchange.

          The Class B shares so exchanged are automatically cancelled on the date of their exchange and in accordance with the provisions of sections 123.50 and 123.51 of the Quebec COMPANIES ACT, the Company adjusts the subdivisions of its issued and paid-up share capital account attached to the Class B and D shares.

CLASS C SHARES: The number of Class C shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND AND PARTICIPATION. The Class C shareholders do not participate in the profits or surplus assets of the Company and for this purpose have no right to any dividend declared by the Company.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class C shareholders, in priority over the shareholders of all other classes, are entitled to the reimbursement of the amount paid to the subdivision of the issued and paid-up share capital account that applies to the Class C shares.

     3) RIGHT TO VOTE. The Class C shareholders shall have the right to vote in any meeting of the shareholders of the Company, and each Class C share confers on them one (1) vote except at a meeting at which the right to vote is limited to shareholders of another Class.

     4) AUTOMATIC REDEMPTION. Subject to the provisions of section 123.54 of the Quebec COMPANIES ACT, the Company shall automatically redeem the Class C shares a shareholder owns at his death. The Company has thirty
          (30) days from the date of death to pay the executors of the deceased shareholder's estate a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class C shares, upon receipt of the certificates representing the redeemed shares.

          The Class C shares so redeemed are cancelled on the date of their redemption, and the Company reduces the subdivision of its issued and paid-up share capital account attached to the Class C shares in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT.

     5) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, all or some of the Class C shares outstanding; this purchase price must never exceed the redemption price indicated in paragraph 4) above.

          The Class C shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account that is attached to the Class C shares.

CLASS D SHARES: The number of Class D shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDENDS. When the Company declares a dividend, the Class D shareholders are entitled to receive up to the dividend declared, in priority over shareholders of classes A, B, E-1, E-2, E-3, E-4, F and G from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of one percent (1%) per month, calculated on the "redemption value" of the Class D shares, as this "redemption value" is defined in paragraph 5) below. The Company may not declare this dividend for more than one month at a time, and it is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class D shareholders are entitled, in priority over the shareholders of classes A, B, E-1, E-2, E-3, E-4, F and G but subsequent to shareholders of Class C shares, to the payment of the "redemption value: of the Class D shares as this "redemption value" is defined in paragraph 5) below, to which value is added, if any, the amount of the dividends declared but not paid with respect to Class D shares.

     3) ADDITIONAL PARTICIPATION. The Class D shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class D shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the Quebec COMPANIES ACT, the Class D shareholder are entitled, at any time and on written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares, plus a premium equal to the difference between on the one hand the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class D shares and on the other the fair market value of the Class B shares when they are exchanged for Class D shares.

          The redemption price then determined constitutes the "redemption value" of the Class D shares, to which is added, where appropriate, the amount of the dividends declared but not paid on these Class D shares. The Company and the Class D shareholders use the fair market value of the Class B shares when they were exchanged for Class D shares when fixing the value of the premium cited above.

          In case of disagreement with the federal or provincial department of revenue, the ministerial evaluation of the fair market value of the Class B shares at the time of their exchange prevails, and the amount of the premium is adjusted in consequence, if the department provides the Company and the Class D shareholder the opportunity to dispute its evaluation with the department or before the courts. In case of divergence between the federal and the provincial evaluations, the amount of the premium corresponds to the lower of the evaluations fixed in accordance with an undisputed assessment or a final judgment, as appropriate.

          The Class D shares so redeemed at the request of a shareholder are cancelled on their redemption date and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to Class D shares.

     6). RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, all or some of the Class D shares outstanding. However, this purchase price must never exceed the redemption price indicated in paragraph 5) above or exceed the liquidation value of the net assets of the Company.

          The Class D shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account that is attached to the Class D shares.


CLASS E-1 SHARES: The number of Class E-1 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, each Class E-1 shareholder is entitled to receive up to the dividend declared, PARI PASSU with the holders of Class E-3 shares, E-3 shares, and E-4 shares, with priority over shareholders of classes A, B, F and G but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative maximum dividend of one and twenty-five hundredths of one percent (1.25%) per month, calculated on the "redemption value" of the Class E-1 shares, as this "redemption value" is defined in paragraphs 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each holder of E-1 shares, PARI PASSU with holders of Class E-2 shares, E-3 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of Class C and D shares, is entitled to the payment of the "redemption value" of the Class E-1 shares as this "redemption value" is defined in paragraphs 5) and 6) below, to which value is added, if any , the amount of the dividends declared but not paid with respect to Class E-1 shares.

          If the assets of the Company are inadequate to pay in full the amount due to the holders of Class E-1 shares in accordance with the above, they share in it proportionally to the number of Class E-1 shares they hold.

     3) ADDITIONAL PARTICIPATION. The Class E-1 shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class E-1 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of Class E-1 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

     6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of Class E-1 shares must surrender to the Company, at its head office, the certificate(s) representing the Class E-1 shares he wishes to have redeemed by the Company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the Company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the Company has received the written request) or at any other date on which the Company and the holder of Class E-1 shares may agree. The Company shall redeem the Class E-1 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of Class E-1 shares under the terms of this heading is irrevocable unless the Company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the Company does not make such payment by the date of redemption at the request of the holder, it shall immediately return to the holder the certificate(s) surrendered. If the holder of Class E-1 shares surrenders only a portion of the Class E-1 shares represented by one or more certificates for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above, the Company shall deliver to him and present, at the Company's expense, a new certificate representing the Class E-1 shares that are not surrendered for purposes of redemption.

          On the date of redemption at the discretion of the holder, the total redemption price shall be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the Company's bank or in some other form of consideration acceptable to the holders of the Class E-1 shares. Once this payment is made, the Class E-1 shares contemplated by it shall be redeemed. Starting from the date of redemption at the discretion of the holder, the Class E-1 shares so redeemed shall no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the Company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

          For the application of these terms, the redemption price, at any time (the "relevant moment") for any Class E-1 share to be redeemed, is the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the Class E-1 shares of the fair market value of the consideration received for the Class E-1 shares, calculated at the time of the issuance of the said Class E-1 shares, this calculation being made as soon as possible by the Board of Directors of the Company and, in all cases, no more than 180 days after the issue; however if a holder of Class E-1 shares indicates disagreement with this calculation by written notice given to the secretary of the Company no later than 30 days after the Company has advised in writing the holders of Class E-1 shares that this calculation has been performed, the calculation shall be made by the auditors of the Company or by another independent person that the Board of Directors of the Company may appoint for this purpose. Any calculation so made by the Board of Directors of the Company, the auditors or a person so named is binding on the Company and all holders of all classes of shares of the Company.

          If, at any time after the issuance of Class E-1 shares, the Company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the Class E-1 shares), on a per share basis, of the consideration received upon the issuance of the Class E-1 shares is different from the redemption price, the redemption price shall then be deemed to be and always to have been the fair market value (at the time of the issuance of the Class E-1 shares), on a per share basis, of the consideration received upon the issuance of the Class E-1 shares which shall then be determined by the Company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the Company has paid in cash or in any other form of consideration to a holder of Class E-1 shares as part of a redemption or a purchase of Class E-1 shares, at the discretion of the holder or of the Company, a sum regarding the Class E-1 shares that is different from the adjusted redemption price, the holder or the Company, as appropriate, shall pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

          Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Class E-1 shares, these dividends shall be adjusted so as to reflect the adjustment in the redemption price.

     7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the Company may at any time it deems appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E-1 shares issued and outstanding. However, this purchase price shall never exceed the total redemption price indicated in paragraph 5) and 6) above or exceed the liquidation value of the net assets of the Company.

CLASS E-2 SHARES: The number of Class E-2 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, the Class E-2 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of Class E-1 shares, E-3 shares and E-4 shares, with priority over shareholders of classes A, B, F and G but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative maximum dividend of one and fifty-hundredths of one percent (1.5%) per month, calculated on the "redemption value" of the Class E-2 shares, as this "redemption value" is defined in paragraphs 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each holder of E-2 shares, PARI PASSU with holders of Class E-1 shares, E-3 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of Class C and D shares, to the payment of the "redemption value" of the Class E-2 shares as this "redemption value" is defined in paragraphs 5) and 6) below, to which value is added, if any, the amount of the dividends declared but not paid with respect to Class E-2 shares.

          If the assets of the Company are inadequate to pay in full the amount due to the holders of Class E-2 shares in accordance with the above, they share in it proportionally to the number of Class E-2 shares they hold.

     3) ADDITIONAL PARTICIPATION. The Class E-2 shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class E-2 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of Class E-2 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

     6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of Class E-2 shares must surrender to the Company, at its head office, the certificate(s) representing the Class E-2 shares he wishes to have redeemed by the Company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the Company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the Company has received the written request) or on any other date on which the Company and the holder of Class E-2 shares may agree. The Company shall redeem the Class E-2 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of Class E-2 shares under the terms of this heading is irrevocable unless the Company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the Company does not make such payment by the date of redemption at the request of the holder, it shall immediately return to the holder the certificate(s) surrendered. If the holder of Class E-2 shares surrenders only a portion of the Class E-2 shares represented by one or more certificates for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above, the Company shall deliver to him and present, at the Company's expense, a new certificate representing the Class E-2 shares that are not surrendered for purposes of redemption.

          On the date of redemption at the discretion of the holder, the total redemption price shall be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the Company's bank or in some other form of consideration acceptable to the holders of the Class E-2 shares. Once this payment is made, the Class E-2 shares contemplated by it shall be redeemed. Starting from the date of redemption at the discretion of the holder, the Class E-2 shares so redeemed shall no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the Company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

          For the application of these terms, the redemption price is, at any time (the "relevant moment") for any Class E-2 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the Class E-2 shares of the fair market value of the consideration received for the Class E-2 shares, calculated at the time of the issuance of the said Class E-2 shares, this calculation being made as soon as possible by the Board of Directors of the Company and, in all cases, no more than 180 days after the issue; however, if a holder of Class E-2 shares indicates disagreement with this calculation by written notice given to the secretary of the Company no later than 30 days after the Company has advised in writing the holders of Class E-2 shares that this calculation has been performed, the calculation shall be made by the auditors of the Company or by another independent person that the Board of Directors of the Company may appoint for this purpose. Any calculation so made by the Board of Directors of the Company, the auditors or a person so named is binding on the Company and all holders of all classes of shares of the Company.

          If, at any time after the issuance of Class E-2 shares, the Company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the Class E-2 shares) on a per share basis, of the consideration received upon the issuance of the Class E-2 shares is different from the redemption price, the redemption price shall then be deemed to be and always to have been the fair market value (at the time of the issuance of the Class E-2 shares), on a per share basis, of the consideration received upon the issuance of the Class E-2 shares which shall then be determined by the Company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the Company has paid in cash or in any other form of consideration to a holder of Class E-2 shares as part of a redemption or a purchase of Class E-2 shares, at the discretion of the holder or of the Company, a sum regarding the Class E-2 shares that is different from the adjusted redemption price, the holder or the Company, as appropriate, shall pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

          Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Class E-2 shares, these dividends shall be adjusted so as to reflect the adjustment in the redemption price.

     7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E-2 shares issued and outstanding. However, this purchase price shall never exceed the total redemption price indicated in paragraphs 5) and 6) above or exceed the liquidation value of the net assets of the Company.

CLASS E-3 SHARES: The number of Class E-3 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDENDS AND PARTICIPATION. When the Company declares a dividend, the Class E-3 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of Class E-1 shares , E-2 shares, and E-4 shares, with priority over shareholders of classes A, B, F and G but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative maximum dividend of one and seventy-five hundredths of one percent (1.75%) per month, calculated on the "redemption value" of the Class E-3 shares, as this "redemption value" is defined in paragraphs 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a partial or total distribution of the assets of the Company, each holder of E-3 shares, PARI PASSU with holders of Class E-1 shares, E-2 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of Class C and D shares, is entitled to the payment of the "redemption value" of the Class E-3 shares as this "redemption value" is defined in paragraphs 5) and 6) below, to which value is added, if any, the amount of the dividends declared but not paid with respect to Class E-3 shares.

          If the assets of the Company are inadequate to pay in full the amount due to the holders of Class E-3 shares in accordance with the above, they share in it proportionally to the number of Class E-3 shares they hold.

     3) ADDITIONAL PARTICIPATION. The Class E-3 shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class E-3 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of Class E-3 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

     6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of Class E-3 shares shall surrender to the Company, at its head office, the certificate(s) representing the Class E-3 shares he wishes to have redeemed by the Company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the Company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the Company has received the written request) or at any other date on which the Company and the holder of Class E-3 shares may agree. The Company shall redeem the Class E-3 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of Class E-3 shares under the terms of this heading is irrevocable unless the Company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the Company does not make such payment by the date of redemption at the request of the holder, it shall immediately return to the holder the certificate(s) surrendered. If the holder of Class E-3 shares surrenders only a portion of the Class E-3 shares represented by one or more certificates for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above, the Company shall deliver to him and present, at the Company's expense, a new certificate representing the Class E-3 shares that are not surrendered for purposes of redemption.

          On the date of redemption at the discretion of the holder, the total redemption price shall be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the Company's bank or in some other form of consideration acceptable to the holders of the Class E-3 shares. Once this payment is made, the Class E-3 shares contemplated by it shall be redeemed. Starting from the date of redemption at the discretion of the holder, the Class E-3 shares so redeemed shall no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the Company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

          For the application of these terms, the redemption price is, at any time (the "relevant moment") for any Class E-3 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the Class E-3 shares of the fair market value of the consideration received for the Class E-3 shares, calculated at the time of the issuance of the said Class E-3 shares, this calculation being made as soon as possible by the Board of Directors of the Company and, in all cases, no more than 180 days after the issue; however, if a holder of Class E-3 shares indicates disagreement with this calculation by written notice given to the secretary of the Company no later than 30 days after the Company has advised in writing the holders of Class E-3 shares that this calculation has been performed, the calculation shall be made by the auditors of the Company or by another independent person that the Board of Directors of the Company may appoint for this purpose. Any calculation so made by the Board of Directors of the Company, the auditors or a person so named is binding on the Company and all holders of all classes of shares of the Company.

          If, at any time after the issuance of Class E-3 shares, the Company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the Class E-3 shares) on a per share basis, of the consideration received upon the issuance of the Class E-3 shares is different from the redemption price, the redemption price shall then be deemed to be and always to have been the fair market value (at the time of the issuance of the Class E-3 shares), on a per share basis, of the consideration received upon the issuance of the Class E-3 shares which shall then be determined by the Company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the Company has paid in cash or in any other form of consideration to a holder of Class E-3 shares as part of a redemption or a purchase of Class E-3 shares, at the discretion of the holder or of the Company, a sum regarding the Class E-3 shares that is different from the adjusted redemption price, the holder or the Company, as appropriate, shall pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

          Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Class E-3 shares, these dividends shall be adjusted so as to reflect the adjustment in the redemption price.

     7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E-3 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in paragraphs 5) and 6) above or exceed the liquidation value of the net assets of the Company.

CLASS E-4 SHARES: The number of Class E-4 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, the Class E-4 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of Class E-1 shares, E-2 shares, and E-3 shares, with priority over shareholders of classes A, B, F and G but subsequent to holders of Class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative maximum dividend of two percent (2%) per month, calculated on the "redemption value" of the Class E-4 shares, as this "redemption value" is defined in paragraphs
          5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, each holder of E-4 shares, PARI PASSU with holders of Class E-1 shares, E-2 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of Class C and D shares, is entitled to the payment of the "redemption value" of the Class E-4 shares as this "redemption value" is defined in paragraphs 5) and 6) below, to which value is added, if any, the amount of the dividends declared but not paid with respect to Class E-4 shares.

          If the assets of the Company are inadequate to pay in full the amount due to the holders of Class E-4 shares in accordance with the above, they share in it proportionally to the number of Class E-4 shares they hold.

     3) ADDITIONAL PARTICIPATION. The Class E-4 shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class E-4 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of Class E-4 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the Company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

     6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of Class E-4 shares must surrender to the Company, at its head office, the certificate(s) representing the Class E-4 shares he wishes to have redeemed by the Company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the Company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the Company has received the written request) or at any other date on which the Company and the holder of Class E-4 shares may agree. The Company shall redeem the Class E-4 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of Class E-4 shares under the terms of this heading is irrevocable unless the Company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the Company does not make such payment by the date of redemption at the request of the holder, it shall immediately return to the holder the certificate(s) surrendered. If the holder of Class E-4 shares surrenders only a portion of the Class E-4 shares represented by one or more certificates for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above, the Company shall deliver to him and present, at the Company's expense, a new certificate representing the Class E-4 shares that are not surrendered for purposes of redemption.

          On the date of redemption at the discretion of the holder, the total redemption price shall be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the Company's bank or in some other form of consideration acceptable to the holders of the Class E-4 shares. Once this payment is made, the Class E-4 shares contemplated by it shall be redeemed. Starting from the date of redemption at the discretion of the holder, the Class E-4 shares so redeemed shall no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the Company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

          For the application of these terms, the redemption price is, at any time (the "relevant moment") for any Class E-4 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the Class E-4 shares of the fair market value of the consideration received for the Class E-4 shares, calculated at the time of the issuance of the said Class E-4 shares, this calculation being made as soon as possible by the Board of Directors of the Company and, in all cases, no more than 180 days after the issue; however if a holder of Class E-4 shares indicates disagreement with this calculation by written notice given to the secretary of the Company no later than 30 days after the Company has advised in writing the holders of Class E-4 shares that this calculation has been performed, the calculation shall be made by the auditors of the Company or by another independent person that the Board of Directors of the Company may appoint for this purpose. Any calculation so made by the Board of Directors of the Company, the auditors or a person so named is binding on the Company and all holders of all classes of shares of the Company.

          If, at any time after the issuance of Class E-4 shares, the Company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the Class E-4 shares) on a per share basis, of the consideration received upon the issuance of the Class E-4 shares is different from the redemption price, the redemption price shall then be deemed to be and always to have been the fair market value (at the time of the issuance of the Class E-4 shares), on a per share basis, of the consideration received upon the issuance of the Class E-4 shares which shall then be determined by the Company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the Company has paid in cash or in any other form of consideration to a holder of Class E-4 shares as part of a redemption or a purchase of Class E-4 shares, at the discretion of the holder or of the Company, a sum regarding the Class E-4 shares that is different from the adjusted redemption price, the holder or the Company, as appropriate, shall pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

          Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Class E-4 shares, these dividends shall be adjusted to reflect the adjustment in the redemption price.

     7) Right to purchase by private agreement. Subject to the provisions of the Quebec COMPANIES ACT, the Company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class E-4 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in paragraphs 5) and 6) above or exceed the liquidation value of the net assets of the Company.

CLASS F SHARES: The number of Class F shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, the Class F shareholders are entitled to receive up to the dividend declared, in priority over shareholders of classes A, B and G but subsequent to shareholders of classes D, E-1, E-2, E-3 and E-4, from the funds applicable to the payment of dividends an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class F shareholders are entitled, in priority over the shareholders of classes A, B and G but subsequent to shareholders of Class C, D, E-1, E-2, E-3 and E-4 shares, to reimbursement of the amount paid for these shares in the subdivision of the issued and paid-up share capital account attached to Class F shares, to which value is added, if any, the amount of dividends declared but not paid on the Class F shares.

     3) ADDITIONAL PARTICIPATION. The Class F shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class F shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the Quebec COMPANIES ACT, the Class F shareholder are entitled, at any time and on written request, to demand the redemption of some or all of their shares by the Company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class F shares, to which is added, where appropriate, the amount of dividends declared but not paid on these Class F shares. The Company proceeds to redeem them upon receipt of the written request for redemption, and has, from that date, a period of thirty (30) days to pay to the former Class F shareholders the redemption price of their shares. If the provisions of section
          123.54 of the Quebec COMPANIES ACT do not allow it to respect this deadline, the Company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it may legally do so.

          The Class F shares so redeemed at the request of a shareholder are cancelled on their redemption date and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to Class F shares.

     6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class F shares outstanding. However, this purchase price must never exceed the redemption price indicated in paragraph 5) above.

          The Class F shares so purchased are automatically cancelled on the date of their purchase, and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account that is attached to the Class F shares.

CLASS G SHARES: The number of Class G shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

     1) DIVIDEND. When the Company declares a dividend, the Class G shareholders are entitled to receive up to the dividend declared, in priority over shareholders of classes A and B but subsequent to shareholders of classes D, E-1, E-2, E-3, E-4 and F from the funds applicable to the payment of dividends, an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the date, time and conditions of its payment.

     2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the Company, the Class G shareholders are entitled, in priority over the shareholders of classes A and B but subsequent to shareholders of Class C, D, E-1, E-2, E-3, E-4 and F shares, to reimbursement of the amount paid for these shares in the subdivision of the issued and paid-up share capital account attached to Class G shares, to which value is added, if any, the amount of dividends declared but not paid on the Class G shares.

     3) ADDITIONAL PARTICIPATION. The Class G shares do not confer any other right of participation in the property, profits or surplus assets of the Company.

     4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the Class G shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the Company nor to attend them or receive notice of them.

     5)   UNILATERAL RIGHT OF REDEMPTION. Subject to the provisions of section
          123.53 of the Quebec COMPANIES ACT, the Company may, when it deems it appropriate and gives written notice of thirty (30) days, unilaterally redeem the Class G shares at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the Class G shares, to which is added, where appropriate, the amount of dividends declared but not paid on these Class G shares. If the Company makes a partial redemption, it does so proportionally to the number of Class G shares outstanding, without consideration for fractions of shares.

          The Class G shares so redeemed are cancelled on their redemption date and in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the Company reduces the subdivision of its issued and paid-up share capital account attached to Class G shares.

     6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the Company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the Class G shares outstanding. However, this purchase price must never exceed the redemption price indicated in paragraph 5) above.

          The Class G shares so purchased are automatically cancelled on the date of their purchase, and the Company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account that is attached to the Class G shares.

                                 **************

                                   SCHEDULE B

                                   RESPECTING

                            RESTRICTIONS ON TRANSFERS
                                    OF SHARES


No transfer of shares of the Company may take place without the consent of the directors, which must be attested by a resolution of the Board of Directors. This consent may however be given after the transfer has been registered in the Company's books, in which case it shall be valid and take effect retroactively on the date of registration of the transfer of the shares.

                                   SCHEDULE C

                                   RESPECTING

                                OTHER PROVISIONS


1. The number of shareholders of the Company is limited to fifty, not including those who are or have been employees of the Company or a subsidiary; two persons or more who jointly hold one or more shares are counted as a single shareholder.

2.       Any public offering by the Company is prohibited.

3.       The directors may, when they deem it opportune,

         a)       borrow money on the credit of the Company;

         b) issue bonds or other securities of the Company and given them in guarantee or sell them for the prices and amounts deemed appropriate;

         c) mortgage the buildings and immovables or otherwise encumber the movables of the Company in any way.

         No provision of the above paragraphs limits or restricts borrowings made by the Company by means of bills of exchange, or bills made, drawn, accepted or endorsed by the Company or in its name.

                                  [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON TVN INC.


                           has amended its articles on DECEMBER 8, 2000, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON DECEMBER 12, 2000
UNDER DESIGNATING NO. 1149646029

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E230I19T20V61DA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1    Company Name

         Videotron TVN inc.
-------------------------------------------------------------------------------------------------------------

2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the company are amended as follows:











-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date of     5. Name of company (or designation no.) prior to
     filing (see instructions)                                  the amendment if different from that
                                                                appearing in box 1:
                         N/A                                               9096-5807 inc.

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]
                                            Pierre Karl Peladeau



-----------------------------
For official use only:

Gouvernement du Quebec
        filed on
        December 8, 2000

Inspector General of
Financial Institution
-----------------------------

                                  [QUEBEC LOGO]


                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           VIDEOTRON TVN INC.


                           has amended its articles on JUNE 26, 2003, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON JUNE 26, 2003
UNDER DESIGNATING NO. 1149646029

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

N630I19T20V62JA

[QUEBEC LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

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
1   Company Name

         VIDEOTRON TVN INC.
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2    |_|  Petition submitted under section 123.140 ff. of the Companies Act

3    The articles of the company are amended as follows:

     1. The provisions regarding the authorized share capital of the Company as constituted previously at the filing of the articles of incorporation mentioned below are hereby rescinded and replaced by Schedule 1 appended hereto

     2. The restrictions, conditions, rights and privileges attached to the class E-1 shares as they appear in Schedule A on the certificate and articles of incorporation dated October 19, 2000 of the Company ("Schedule A) are hereby amended by the addition of a conversion privilege, which conversion privilege is described in greater detail in section 8 of the attached Schedule 1.


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4.   Date of coming into force if different from date of     5. Name of company (or designation no.) prior to
     filing (see instructions)                                  the amendment if different from that
                                                                appearing in box 1:
                         N/A                                                    N/A

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If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]
                                            Jacques Mallette



-----------------------------
For official use only:

Gouvernement du Quebec
        filed on
        June 26, 2003

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE 1

                                   RESPECTING

                                  SHARE CAPITAL

The share capital of the company consists of an unlimited number of shares of ten (10) classes which have the following rights, privileges, conditions and restrictions:

CLASS A SHARES: The number of class A shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the class A shareholders equally with the class B shareholders are entitled to:

                  a) to participate in the property, profits and surplus assets of the company, and for that purpose receive any dividend declared by the company; and

                  b) share in the residue of property upon the liquidation of the property.

         2)       RESTRICTION. In addition to the conditions imposed by section
                  123.70 of the Quebec COMPANIES ACT, the company may not pay any dividend on the class A shares or buy by mutual agreement these shares if, by so doing, the liquidation value of the net assets of the company does not suffice to redeem the class D, E-1, E-2, E-3 and E-4 shares.

         3) RIGHT TO VOTE. The class A shareholders have the right to vote at any meeting of shareholders of the company, and each class A share confers on them one (1) vote except at a meeting where the right to vote is limited to another class of shareholders.

CLASS B SHARES: The number of class B shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the class B shareholders equally with the class A shareholders are entitled to:

                  a) to participate in the property, profits and surplus assets of the company, and for that purpose receive any dividend declared by the company; and

                  b) share the residue of property upon the liquidation of the property.

         2)       RESTRICTION. In addition to the conditions imposed by section
                  123.70 of the Quebec COMPANIES ACT, the company may not pay any dividend on the class B shares or buy by mutual agreement these shares if, by so doing, the liquidation value of the net assets of the company does not suffice to redeem the class D, E-1, E-2, E-3 and E-4 shares.

         3) RIGHT TO VOTE. The class B shareholders have the right to vote at any meeting of shareholders of the company, and each class B share confers on them one (1) vote except at a meeting where the right to vote is limited to another class of shareholders.

         4) RIGHT OF EXCHANGE. Subject to the combined approval of the directors of the company and the shareholders holding the majority of the class D shares outstanding, the class B shareholders have the right to demand, with respect to some or all of the shares, and on request, the issuance of a class D share in exchange for any class B share in the following proportions: the conversion rate will be one class D share for each class B share exchanged, the new class D share for an identical amount to the amount paid to the appropriate subdivision of the issued and paid-up share capital account for the class B share exchanged.

                  If they wish to exercise their right of exchange, the class B shareholders present to the head office of the company or the office of its transfer agent a written request indicating the number of class B shares they wish to exchange. This notice is accompanied by the certificate for these class B shares that are the subject of an exchange and bears the signature of the persons registered in the book of the company as holder of these class B shares or the signature of their duly authorized agent. When they receive this notice and the certificate for the class B shares that are the subject of this exchange, the company prepares a certificate that represents the class D shares that it issues in consideration for the exchange and, in case of a partial exchange of the shares that the certificate submitted to the company represents prepares at no charge a new certificate that represents the class B shares that are not the object of the exchange.

                  The class B shares so exchanged are automatically cancelled on the date of their exchange and the company amends, in accordance with the provisions of sections 123.50 and 123.51 of the Quebec COMPANIES ACT, the subdivisions of its issued and paid-up share capital account that are attached to the class B and D shares.


CLASS C SHARES: The number of class C shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS AND PARTICIPATION. The class C shareholders do not participate in the profits or surplus assets of the company and for this purpose have no right to any dividend declared by the company.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, the class C shareholders are entitled, in priority over the shareholders of all other classes, to the reimbursement of the amount paid to the subdivision of the issued and paid-up share capital account that applies to the class C shares.

         3) RIGHT TO VOTE. The class C shareholders have the right to vote in any meeting of the shareholders of the company, and each class C share confers on them one (1) vote except at a meeting at which the right to vote is limited to shareholders of another class.

         4)       AUTOMATIC REDEMPTION. Subject to the provisions of section
                  123.54 of the Quebec COMPANIES ACT, the company automatically redeems the class C shares a shareholder owns at his death. The company has thirty (30) days from the date of death to pay the executors of the deceased shareholder's estate a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the class C shares, upon receipt of the certificates representing the redeemed shares.

                  The class C shares so redeemed are cancelled on the date of their redemption, and the company reduces the subdivision of its issued and paid-up share capital account attached to the class C shares in accordance with the provisions of section
                  123.51 of the Quebec COMPANIES ACT.

         5. RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, all or some of the class C shares outstanding; this purchase price must never exceed the redemption price indicated in 4. above.

                  The class C shares so purchased are automatically cancelled on the date of their purchase, and the company reduces, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, the subdivision of its issued and paid-up share capital account that is attached to the class C shares.

CLASS D SHARES: The number of class D shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS AND PARTICIPATION. When the company declares a dividend, the class D shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A, B, E-1, E-2, E-3, E-4, F and G from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of one percent (1%) per month, calculated on the "redemption value" of the class D shares, as this "redemption value" is defined in 5) below. The company may not declare this dividend for more than one month at a time, and it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, the class D shareholders are entitled, in priority over the shareholders of classes A, B, E-1, E-3, E-3, E-4, F and G but subsequent to shareholders of class C shares, to the payment of the "redemption value" of the class D shares as this "redemption value" is defined in 5) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to class D shares.

         3) ADDITIONAL PARTICIPATION. The class D shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class D shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the Quebec COMPANIES ACT, the class D shareholder are entitled, at any time and on written request, to demand the redemption of some or all of their shares by the company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the class D shares, plus a premium equal to the difference between on the one hand the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the class D shares and on the other the fair market value of the class B shares when they are exchanged for class D shares.

                  The redemption price then determined constitutes the "redemption value" of the class D shares, to which is added, where appropriate, the amount of the dividends declared but not paid on these class D shares. The company and the class D shareholders use the fair market value of the class B shares when they were exchanged for class D shares when fixing the value of the premium cited above.

                  In case of disagreement with the federal or provincial department of revenue, the ministerial evaluation of the fair market value of the class B shares at the time of their exchange prevails, and the amount of the premium is adjusted in consequence, if the department provides the company and the class D shareholder the opportunity to dispute its evaluation with the department or before the courts. In case of divergence between the federal and the provincial evaluations, the amount of the premium corresponds to the lower of the evaluations fixed in accordance with an undisputed assessment or a final judgment, as appropriate.

                  The class D shares so redeemed at the request of a shareholder are cancelled on their redemption date and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account attached to class D shares.

         6). RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class D shares outstanding. However, this purchase price must never exceed the redemption price indicated in 5) above or exceed the liquidation value of the net assets of the company.

                  The class D shares so purchased are automatically cancelled on the date of their purchase, and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account that is attached to the class D shares.


CLASS E-1 SHARES: The number of class E-1 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the company declares a dividend, the class E-1 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of class E-2 shares, E-3 shares, and E-4 shares, with priority over shareholders in classes A, B, F and G but subsequent to holders of class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of one and twenty-five hundredth of one percent (1.25%) per month, calculated on the "redemption value" of the class E-1 shares, as this "redemption value" is defined in 5) and 6) below. The company may not declare this dividend for more than one month at a time, and it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, each holder of E-1 shares, PARI PASSU with holders of class E-2 shares, E-3 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of class C and D shares, to the payment of the "redemption value" of the class E-1 shares as this "redemption value" is defined in 5) and 6) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to class E-1 shares.

                  If the assets of the company are inadequate to pay in full the amount due to the holders of class E-1 shares in accordance with the above, they share in it proportionally to the number of class E-1 shares they hold.

         3) ADDITIONAL PARTICIPATION. The class E-1 shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class E-1 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of class E-1 shares is entitled, at any time and at their discretion to demand, by written request, the redemption of some or all of their shares by the company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

         6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of class E-1 shares must submit to the company, at its head office, the certificate(s) representing the class E-1 shares he wishes to have redeemed by the company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the company has received the written request) or at any other date on which the company and the holder of class E-1 shares may agree. The company will redeem the class E-1 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of class E-1 shares under the terms of this heading is irrevocable unless the company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the company does not make such payment by the date of redemption at the request of the holder, it will immediately return to the holder the certificate(s) surrendered. If the holder of class E-1 shares surrenders for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above only a portion of the class E-1 shares represented by one or more certificates, the company will deliver to him and present, at the company's expense, a new certificate representing the class E-1 shares that are not surrendered for purposes of redemption.

                  On the date of redemption at the discretion of the holder, the total redemption price will be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the company's bank or in some other form of consideration acceptable to the holders of the class E-1 shares. Once this payment is made, the class E-1 shares contemplated by it will be redeemed. Starting from the date of redemption at the discretion of the holder, the class E-1 shares so redeemed will no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

                  For the application of these terms, the redemption price is, at any time (the "relevant moment") for any class E-1 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the class E-1 shares of the fair market value of the consideration received for the class E-1 shares, calculated at the time of the issuance of the said class E-1 shares, this calculation being made as soon as possible by the Board of Directors of the company and, in all cases, no more than 180 days after the issue; however if a holder of class E-1 shares indicates disagreement with this calculation by written notice given to the secretary of the company no later than 30 days after the company has advised in writing the holders of class E-1 shares that this calculation has been performed, the calculation will be made by the auditors of the company or by another independent person that the Board of Directors of the company may appoint for this purpose. Any calculation so made by the Board of Directors of the company, the auditors or a person so named is binding on the company and all holders of all classes of shares of the company.

                  If, at any time after the issuance of class E-1 shares, the company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the class E-1 shares) on a per share basis, of the consideration received upon the issuance of the class E-1 shares is different from the redemption price, the redemption price will then be deemed to be and always to have been the fair market value (at the time of the issuance of the class E-1 shares), on a per share basis, of the consideration received upon the issuance of the class E-1 shares which will then be determined by the company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the company has paid in cash or in any other form of consideration to a holder of class E-1 shares as part of a redemption or a purchase of class E-1 shares, at the discretion of the holder or of the company, a sum regarding the class E-1 shares that is different from the adjusted redemption price, the holder or the company, as appropriate, will pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

                  Moreover, if at the time of the adjustment, dividends have already be declared and paid on the class E-1 shares, these dividends will be adjusted so as to reflect the adjustment in the redemption price.

         7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class E-1 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in 5) and 6) above or exceed the liquidation value of the net assets of the company.

         8) CONVERSION PRIVILEGE. The holders of any class E-1 share have the right, at their choice and at any time, to covert some or all of the class E-1 share they own into class A shares, at a conversion ratio that reflects the fair market value of the class A shares at the conversion date for each class E-1 share converted.

                  The privilege to convert class E-1 shares provided herein may be exercised by written notice from the registered holders of class E-1 shares to be converted sent to any office of any transfer agent of the company where class E-1 shares may be transferred or, if there is no transfer agent for these purposes, to the company, at the head office of the company; in any circumstance, this notice must be signed by the registered holder and indicate the number of class E-1 shares that the holder wishes to convert into class A shares; this notice must be accompanied by the certificate(s) representing the class E-1 shares that the holder wishes to so convert; if only a portion of the class E-1 shares represented by the certificate accompanying the notice must be converted, the holder is entitled to receive, at the company's expense, a new certificate representing the class E-1 shares that must not be converted.

                  At the time of conversion of class E-1 shares, under this paragraph, the company must, at no expense for the holder, issue, deliver or see that there be delivered to the holder of the class E-1 shares so converted one or more certificates issued in his name or in any other name that may be conveyed to the company by this holder and representing the number of class A entirely paid-up shares to which this holder is entitled because of the conversion. This conversion will be deemed to have been made at the close of business on the date at which the notice and the certificates representing the class E-1 shares to be converted have been surrendered for purposes of conversion, such that the rights of a holder of class E-1 shares, as their holder, cease at that time, subject to the following provisions and such that the person entitled to receive the class A shares because of this conversion is considered for all purposes as having become the registered holder of these class A shares on this date subject to the provisions that follow.

                  The holders of class E-1 shares at a reference date chosen by the company in order to determine the holders of class E-1 shares entitled to receive a dividend declared on these class E-1 shares will be entitled to receive this dividend notwithstanding the fact that the class E-1 shares they own have been converted into class A shares according to the above procedure after this reference date but before the payment date of this dividend; moreover, the holders of class A shares issued as the result of the conversion will rank equally with all registered owners of any other class A shares with respect to all dividends declared payable to holders of class A shares registered as such on a given reference date, if that reference date is after the conversion date.

                  The class E-1 shares converted into class A shares become class A shares issued as entirely paid up shares that have the rights attached to class A shares.

                  At the time of a conversion of class E-1 shares into class A shares, the issued and paid up share capital account for the class E-1 shares is reduced and the issued and paid up share capital account for class A shares is increased by an amount equal to the quotient obtained by dividing i) the product obtained by multiplying the amount appearing in the issued and paid up share capital account for class E-1 shares by the number of class E-1 shares so converted by ii) the total number of class E-1 shares outstanding immediately before this conversion.


CLASS E-2 SHARES: The number of class E-2 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS. When the company declares a dividend, the class E-2 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of class E-1 shares , E-3 shares, and E-4 shares, with priority over shareholders in classes A, B, F and G but subsequent to holders of class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of one and fifty one-hundredths of one percent (1.5%) per month, calculated on the "redemption value" of the class E-2 shares, as this "redemption value" is defined in 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, each holder of E-2 shares, PARI PASSU with holders of class E-1 shares, E-3 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of class C and D shares, to the payment of the "redemption value" of the class E-2 shares as this "redemption value" is defined in 5) and 6) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to class E-2 shares.

                  If the assets of the company are inadequate to pay in full the amount due to the holders of class E-2 shares in accordance with the above, they share in it proportionally to the number of class E-2 shares they hold.

         3) ADDITIONAL PARTICIPATION. The class E-2 shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class E-2 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of class E-2 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

         6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of class E-2 shares must submit to the company, at its head office, the certificate(s) representing the class E-2 shares he wishes to have redeemed by the company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the company has received the written request) or at any other date on which the company and the holder of class E-2 shares may agree. The company will redeem the class E-2 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of class E-2 shares under the terms of this heading is irrevocable unless the company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the company does not make such payment by the date of redemption at the request of the holder, it will immediately return to the holder the certificate(s) surrendered. If the holder of class E-2 shares surrenders for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above only a portion of the class E-2 shares represented by one or more certificates, the company will deliver to him and present, at the company's expense, a new certificate representing the class E-2 shares that are not surrendered for purposes of redemption.

                  On the date of redemption at the discretion of the holder, the total redemption price will be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the company's bank or in some other form of consideration acceptable to the holders of the class E-2 shares. Once this payment is made, the class E-2 shares contemplated by it will be redeemed. Starting from the date of redemption at the discretion of the holder, the class E-2 shares so redeemed will no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

                  For the application of these terms, the redemption price is, at any time (the "relevant moment") for any class E-2 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the class E-2 shares of the fair market value of the consideration received for the class E-2 shares, calculated at the time of the issuance of the said class E-2 shares, this calculation being made as soon as possible by the Board of Directors of the company and, in all cases, no more than 180 days after the issue; however if a holder of class E-2 shares indicates disagreement with this calculation by written notice given to the secretary of the company no later than 30 days after the company has advised in writing the holders of class E-2 shares that this calculation has been performed, the calculation will be made by the auditors of the company or by another independent person that the Board of Directors of the company may appoint for this purpose. Any calculation so made by the Board of Directors of the company, the auditors or a person so named is binding on the company and all holders of all classes of shares of the company.

                  If, at any time after the issuance of class E-2 shares, the company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the class E-2 shares) on a per share basis, of the consideration received upon the issuance of the class E-2 shares is different from the redemption price, the redemption price will then be deemed to be and always to have been the fair market value (at the time of the issuance of the class E-2 shares), on a per share basis, of the consideration received upon the issuance of the class E-2 shares which will then be determined by the company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the company has paid in cash or in any other form of consideration to a holder of class E-2 shares as part of a redemption or a purchase of class E-2 shares, at the discretion of the holder or of the company, a sum regarding the class E-2 shares that is different from the adjusted redemption price, the holder or the company, as appropriate, will pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

                  Moreover, if at the time of the adjustment, dividends have already be declared and paid on the class E-2 shares, these dividends will be adjusted so as to reflect the adjustment in the redemption price.

         7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class E-2 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in 5) and 6) above or exceed the liquidation value of the net assets of the company.

CLASS E-3 SHARES: The number of class E-3 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS. When the company declares a dividend, the class E-3 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of class E-1 shares , E-2 shares, and E-4 shares, with priority over shareholders in classes A, B, F and G but subsequent to holders of class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of one and seventy-five hundredths of one percent (1.75%) per month, calculated on the "redemption value" of the class E-3 shares, as this "redemption value" is defined in 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, each holder of E-3 shares, PARI PASSU with holders of class E-1 shares, E-2 shares and E-4 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of class C and D shares, to the payment of the "redemption value" of the class E-3 shares as this "redemption value" is defined in 5) and 6) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to class E-3 shares.

                  If the assets of the company are inadequate to pay in full the amount due to the holders of class E-3 shares in accordance with the above, they share in it proportionally to the number of class E-3 shares they hold.

         3) ADDITIONAL PARTICIPATION. The class E-3 shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class E-3 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of class E-3 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

         6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of class E-3 shares must submit to the company, at its head office, the certificate(s) representing the class E-3 shares he wishes to have redeemed by the company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the company has received the written request) or at any other date on which the company and the holder of class E-3 shares may agree. The company will redeem the class E-3 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of class E-3 shares under the terms of this heading is irrevocable unless the company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the company does not make such payment by the date of redemption at the request of the holder, it will immediately return to the holder the certificate(s) surrendered. If the holder of class E-3 shares surrenders for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above only a portion of the class E-3 shares represented by one or more certificates, the company will deliver to him and present, at the company's expense, a new certificate representing the class E-3 shares that are not surrendered for purposes of redemption.

                  On the date of redemption at the discretion of the holder, the total redemption price will be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the company's bank or in some other form of consideration acceptable to the holders of the class E-3 shares. Once this payment is made, the class E-3 shares contemplated by it will be redeemed. Starting from the date of redemption at the discretion of the holder, the class E-3 shares so redeemed will no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

                  For the application of these terms, the redemption price is, at any time (the "relevant moment") for any class E-3 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the class E-3 shares of the fair market value of the consideration received for the class E-3 shares, calculated at the time of the issuance of the said class E-3 shares, this calculation being made as soon as possible by the Board of Directors of the company and, in all cases, no more than 180 days after the issue; however if a holder of class E-3 shares indicates disagreement with this calculation by written notice given to the secretary of the company no later than 30 days after the company has advised in writing the holders of class E-3 shares that this calculation has been performed, the calculation will be made by the auditors of the company or by another independent person that the Board of Directors of the company may appoint for this purpose. Any calculation so made by the Board of Directors of the company, the auditors or a person so named is binding on the company and all holders of all classes of shares of the company.

                  If, at any time after the issuance of class E-3 shares, the company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the class E-3 shares) on a per share basis, of the consideration received upon the issuance of the class E-3 shares is different from the redemption price, the redemption price will then be deemed to be and always to have been the fair market value (at the time of the issuance of the class E-3 shares), on a per share basis, of the consideration received upon the issuance of the class E-3 shares which will then be determined by the company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the company has paid in cash or in any other form of consideration to a holder of class E-3 shares as part of a redemption or a purchase of class E-3 shares, at the discretion of the holder or of the company, a sum regarding the class E-3 shares that is different from the adjusted redemption price, the holder or the company, as appropriate, will pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

                  Moreover, if at the time of the adjustment, dividends have already be declared and paid on the class E-3 shares, these dividends will be adjusted so as to reflect the adjustment in the redemption price.

         7) RIGHT TO PURCHASE BY PRIVATE AGREEMENT. Subject to the provisions of the Quebec COMPANIES ACT, the company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class E-3 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in 5) and 6) above or exceed the liquidation value of the net assets of the company.

CLASS E-4 SHARES: The number of class E-4 shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDENDS. When the company declares a dividend, the class E-4 shareholders are entitled to receive up to the dividend declared, PARI PASSU with the holders of class E-1 shares , E-2 shares, and E-3 shares, with priority over shareholders in classes A, B, F and G but subsequent to holders of class D shares, from the funds applicable to the payment of dividends a monthly, preferred non-cumulative dividend of two percent (2%) per month, calculated on the "redemption value" of the class E-4 shares, as this "redemption value" is defined in 5) and 6) below. It is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, each holder of E-4 shares, PARI PASSU with holders of class E-1 shares, E-2 shares and E-3 shares, with priority over holders of classes A, B, F and G shares but subsequent to shareholders of class C and D shares, to the payment of the "redemption value" of the class E-4 shares as this "redemption value" is defined in 5) and 6) below, to which value is added, where appropriate, the amount of the dividends declared but not paid with respect to class E-4 shares.

                  If the assets of the company are inadequate to pay in full the amount due to the holders of class E-4 shares in accordance with the above, they share in it proportionally to the number of class E-4 shares they hold.

         3) ADDITIONAL PARTICIPATION. The class E-4 shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class E-4 shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5) RIGHT OF REDEMPTION AT THE REQUEST OF THE HOLDER. Subject to the provisions of the Quebec COMPANIES ACT, each holder of class E-4 shares is entitled, at any time and at their discretion to demand, on written request, the redemption of some or all of their shares by the company at a price equal to the redemption price plus an amount equal to all dividends declared on the shares but not paid until the date on which the redemption must be made, this total amount being called hereinafter the "total redemption price". The redemption occurs in accordance with the procedure defined below.

         6) PROCEDURE FOR REDEMPTION AT THE DISCRETION OF THE HOLDER. To exercise the right of redemption at the discretion of the holder mentioned above, the holder of class E-4 shares must surrender to the company, at its head office, the certificate(s) representing the class E-4 shares he wishes to have redeemed by the company, accompanied by a written request indicating that all or a specific number of the shares represented by the certificate(s) must be redeemed by the company on the date of redemption at the discretion of the holder selected by the holder (which must not be more than 30 days after the company has received the written request) or at any other date on which the company and the holder of class E-4 shares may agree. The company will redeem the class E-4 shares so surrendered under the terms of the privilege of redemption at the discretion of the holder mentioned above at a price equal to the total redemption price. The surrender of the certificate(s) by a holder of class E-4 shares under the terms of this heading is irrevocable unless the company does not duly pay the holder the total redemption price at the latest by the date of redemption at the discretion of the holder. If the company does not make such payment by the date of redemption at the request of the holder, it will immediately return to the holder the certificate(s) surrendered. If the holder of class E-4 shares surrenders for the purposes of redemption under the terms of the privilege of redemption at the discretion of the holder mentioned above only a portion of the class E-4 shares represented by one or more certificates, the company will deliver to him and present, at the company's expense, a new certificate representing the class E-4 shares that are not surrendered for purposes of redemption.

                  On the date of redemption at the discretion of the holder, the total redemption price will be paid by cheque payable in legal tender of Canada, at par, at any branch located in Canada of the company's bank or in some other form of consideration acceptable to the holders of the class E-4 shares. Once this payment is made, the class E-4 shares contemplated by it will be redeemed. Starting from the date of redemption at the discretion of the holder, the class E-4 shares so redeemed will no longer be entitled to receive dividends or participate otherwise in a distribution of the assets of the company, and their holders may not exercise any other rights they enjoy as shareholders with regard to these shares unless the payment of the total redemption price has not been made on the date of redemption at the discretion of the holder, in which case the rights of these holders remain the same.

                  For the application of these terms, the redemption price is, at any time (the "relevant moment") for any class E-4 share to be redeemed, the amount equal to the total consideration (calculated as provided below) received with respect to this share. The consideration represents the equivalent in cash or in any other form of consideration acceptable to the holder of the class E-4 shares of the fair market value of the consideration received for the class E-4 shares, calculated at the time of the issuance of the said class E-4 shares, this calculation being made as soon as possible by the Board of Directors of the company and, in all cases, no more than 180 days after the issue; however if a holder of class E-4 shares indicates disagreement with this calculation by written notice given to the secretary of the company no later than 30 days after the company has advised in writing the holders of class E-4 shares that this calculation has been performed, the calculation will be made by the auditors of the company or by another independent person that the Board of Directors of the company may appoint for this purpose. Any calculation so made by the Board of Directors of the company, the auditors or a person so named is binding on the company and all holders of all classes of shares of the company.

                  If, at any time after the issuance of class E-4 shares, the company, the auditors or any other independent person or any fiscal authority determines that the fair market value (at the time of the issuance of the class E-4 shares) on a per share basis, of the consideration received upon the issuance of the class E-4 shares is different from the redemption price, the redemption price will then be deemed to be and always to have been the fair market value (at the time of the issuance of the class E-4 shares), on a per share basis, of the consideration received upon the issuance of the class E-4 shares which will then be determined by the company, the auditors or any other independent person or other fiscal authority, as the case may be. If before the redemption price provided in the previous sentence is adjusted, the company has paid in cash or in any other form of consideration to a holder of class E-4 shares as part of a redemption or a purchase of class E-4 shares, at the discretion of the holder or of the company, a sum regarding the class E-4 shares that is different from the adjusted redemption price, the holder or the company, as appropriate, will pay the sum necessary to make sure that the amount paid as part of this redemption or purchase is equal to the adjusted redemption price.

                  Moreover, if at the time of the adjustment, dividends have already be declared and paid on the class E-4 shares, these dividends will be adjusted so as to reflect the adjustment in the redemption price.

         7) Right to purchase by private agreement. Subject to the provisions of the Quebec COMPANIES ACT, the company may at any time, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class E-4 shares issued and outstanding. However, this purchase price must never exceed the total redemption price indicated in 5) and 6) above or exceed the liquidation value of the net assets of the company.

CLASS F SHARES: The number of class F shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the company declares a dividend, the class F shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A, B and G but subsequent to shareholders of classes D, E-1, E-2, E-3 and E-4, from the funds applicable to the payment of dividends an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, the class F shareholders are entitled, in priority over the shareholders of classes A, B and G but subsequent to shareholders of class C, D, E-1, E-2, E-3 and E-4 shares, to reimbursement of the amount paid for these shares in the subdivision of the issued and paid-up share capital attached to class F shares, to which value is added, where appropriate, the amount of dividends declared but not paid on the class F shares.

         3) ADDITIONAL PARTICIPATION. The class F shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class F shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5)       RIGHT OF REDEMPTION. Subject to the provisions of section
                  123.54 of the Quebec COMPANIES ACT, the class F shareholder are entitled, at any time and on written request, to demand the redemption of some or all of their shares by the company at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the class F shares, to which is added, where appropriate, the amount of dividends declared but not paid on these class F shares. The company proceeds to redeem them upon receipt of the written request for redemption, and has, from that date, a period of thirty (30) days to pay to the former class F shareholders the redemption price of their shares. If the provisions of section 123.54 of the Quebec COMPANIES ACT does not allow it to respect this deadline, the company pays a first portion of the redemption price within the thirty (30) day period and pays any unpaid balance as soon as it may legally do so.

                  The class F shares so redeemed at the request of a shareholder are cancelled on their redemption date and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account attached to class F shares.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class F shares outstanding. However, this purchase price must never exceed the redemption price indicated in 5) above.

                  The class F shares so purchased are automatically cancelled on the date of their purchase, and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account that is attached to the class F shares.

CLASS G SHARES: The number of class G shares is unlimited; these shares are without par value and have the following rights, privileges, conditions and restrictions:

         1) DIVIDEND. When the company declares a dividend, the class G shareholders are entitled to receive up to the dividend declared, in priority over shareholders in classes A and B but subsequent to shareholders of classes D, E-1, E-2, E-3, E-4 and F from the funds applicable to the payment of dividends an annual, preferred non-cumulative dividend of one dollar ($1) per share; it is the responsibility of the directors to determine the date, time and conditions of its payment.

         2) REIMBURSEMENT. If for any reason, and in particular in case of dissolution, voluntary or forced liquidation, there is a distribution of the assets of the company, the class G shareholders are entitled, in priority over the shareholders of classes A and B but subsequent to shareholders of class C, D, E-1, E-2, E-3, E-4 and F shares, to reimbursement of the amount paid for these shares in the subdivision of the issued and paid-up share capital attached to class G shares, to which value is added, where appropriate, the amount of dividends declared but not paid on the class G shares.

         3) ADDITIONAL PARTICIPATION. The class G shares do not confer any other right of participation in the property, profits or surplus assets of the company.

         4) RIGHT TO VOTE. Subject to the provisions of the Quebec COMPANIES ACT, the class G shareholders do not have the right on this basis alone to vote at any meeting of the shareholders of the company nor to attend them or receive notice of them.

         5)       UNILATERAL RIGHT OF REDEMPTION. Subject to the provisions of section 123.53 of the Quebec COMPANIES ACT, the company may, when it deems it appropriate and gives written notice of thirty (30) days, unilaterally redeem the class G shares at a price equal to the amount paid for these shares to the subdivision of the issued and paid-up share capital account attached to the class G shares, to which is added, where appropriate, the amount of dividends declared but not paid on these class G shares. If the company makes a partial redemption, it does so proportionally to the number of class G shares outstanding, without consideration for fractions of shares.

                  The class G shares so redeemed are cancelled on their redemption date and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account attached to class G shares.

         6) RIGHT TO PURCHASE. Subject to the provisions of section 123.56 of the Quebec COMPANIES ACT, the company may, when it deems it appropriate and without giving notice or taking into account other classes of shares, purchase by private agreement and at the best possible price, some or all of the class G shares outstanding. However, this purchase price must never exceed the redemption price indicated in 5) above.

                  The class G shares so purchased are automatically cancelled on the date of their purchase, and the company, in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT, reduces the subdivision of its issued and paid-up share capital account that is attached to the class G shares.

                                 **************